LETTER TO SHAREHOLDERS

Dear Shareholder:
    The letter that follows is the first annual report of Dreyfus LifeTime Portfolios, Inc., a mutual fund that began operations in March of this year. It is a pleasure to introduce the Portfolios' manager, Steven A. Falci, to those who have invested in this mutual fund.
    Steve Falci is a portfolio manager for our corporate affiliate, Mellon Equity Associates, which is the Portfolios' sub-investment adviser. He has broad experience in portfolio management, asset allocation and the application of quantitative techniques to create investment solutions.
    Prior to joining Mellon Equity Associates in April 1994, Steve was the Managing Director--Pension Investments at NYNEX Corporation where he oversaw the internally managed assets of the NYNEX Pension Fund and NYNEX Foundation. He was responsible for equity and fixed income portfolio management and trading, investment strategy and the generation of new portfolio applications.
    Steve is a chartered financial analyst and is a member of the Association for Investment Management and Research. He received an
MBA in finance and a B.S. in economics, both from New York University.
                                Sincerely,

                                [Stephen E. Canter signature logo]

                                Stephen E. Canter
                                Chief Investment Officer
                                The Dreyfus Corporation

October 18, 1995
New York, N.Y.


LETTER TO SHAREHOLDERS

Dear Shareholder:
    Dreyfus LifeTime Portfolios, Inc. commenced operations on March 31 of this year. The Fund is composed of three separate portfolios, each specifically designed for investors at particular points in the savings cycle. Each portfolio follows an asset allocation strategy that involves an ongoing comparison of the relative value of stocks and bonds across different markets.

ECONOMIC ENVIRONMENT
    For most of the past twelve months, the U.S. economy expanded in spite of a restrictive monetary policy pursued by the Federal Reserve Board until early last summer. In July of this year the Fed switched gears and lowered its short-term interest rates by a minimal amount. This action was taken because the American economy had started to slow down and the central bank wanted to make sure that the slowdown would not turn into a full-fledged recession.
    The most recent economic statistics do indeed indicate that the Fed has successfully reduced the rate of economic expansion, which in turn has warded off threats of a recurrence of price or wage inflation.
    Thanks to low interest rates, the construction industry continues to look vigorous. However, retail sales and industrial production have cooled off. Gross Domestic Product continues to grow, but at a reduced rate. Unemployment remains steady at somewhat below six percent. However, job growth according to the latest statistics has diminished its pace.
    Many economists now are wondering whether this pause in economic growth is a prelude to something more serious, or is simply a pause before faster growth is resumed.
    On the global scene, economic growth is slowing due to the long lagged effects of the dynamic interest rate rise in 1994. Our analysis is that, while short bursts of faster growth may temporarily occur, current monetary and fiscal trends portend more below-average growth in 1996, with 1997 likely to see a more sustained economic and earnings growth phase if the liquidity background improves further. European economic activity is slowing and Japan remains in need of a major stimulus program to accelerate growth in 1996.

MARKET ENVIRONMENT
    As we see it, the financial markets have a continued positive background as increased monetary liquidity and lower interest rates should occur in the current slow-growth, low-inflation environment. The corollary of this for equity investments is that the risk of some 1996 earnings disappointments has increased. Therefore, stock selection and company focus must be made very carefully.
    A case in point is the sell-off in late September and early October of high technology stocks, after they had reached unprecedented high prices and record price/earnings ratios. To be sure, this has uncovered a number of situations where these stocks are now much more attractively priced. However, the lesson has been underscored that earnings and prospects for future earnings are decisive in stock price fluctuations.

PORTFOLIO OVERVIEW
    The Income Portfolio is designed for the investor with a short investment horizon. It is designed to be the least risky of the three Portfolios. The majority of assets are allocated to bonds and cash with a stock component of about 25% of Portfolio assets included to combat inflation. We maintain constant allocations to each asset class in this Portfolio and manage each asset class passively, using an index-based approach.
    The Growth and Income Portfolio is designed for the investor with an intermediate investment horizon and is the most moderate of the Portfolios. A modest portion of assets are allocated to international investments, with stocks and bonds equally weighted both domestically and internationally. We can move somewhat from baseline weights for the mix of international versus domestic assets and for the mix of domestic stocks versus domestic bonds. To make these decisions, we use proprietary asset allocation models developed by the Portfolios' sub-investment advisor, Mellon Equity Associates. Except for domestic stocks, all asset classes are passively managed.
    The Growth Portfolio is designed for the investor with a longer investment horizon and has the highest risk of the three portfolios. A larger portion of assets, as compared to the Growth and Income Portfolio, are allocated to international investments with stocks dominating the allocation for both international and domestic assets. The allocation can vary significantly from baseline weights and the asset allocation decisions are also implemented using Mellon Equity's disciplined asset allocation process. Like the Growth and Income Portfolio, all asset classes are passively managed with the exception of domestic stocks.
    For each Portfolio, Mellon Equity establishes an asset allocation baseline that describes target levels or relative weights for the Portfolio's asset classes. For each Portfolio, Mellon Equity then establishes active allocation ranges. One deals with relative weighting (compared to the Portfolio baseline) as between international and domestic assets; the other involves weightings for domestic assets as between common stock and fixed-income assets.
    To implement the first stage of allocation in the Growth Portfolio and the Growth and Income Portfolio, we evaluate risk and return characteristics of capital markets around the world and their correlation across countries, including expected movements in currency markets.
    In the second stage of allocation in domestic markets, we evaluate risk and return characteristics of the domestic equity and fixed-income markets. We do this by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Using this analysis, we arrive at appropriate relative weightings among domestic securities.
    Mellon Equity maintains a continuous watch on these relative asset class weights, making changes when required, subject to our assessment of current economic conditions and investment opportunities.
    In selecting securities for each Portfolio, we attempt to approximate the investment characteristics of designated benchmark indices, while seeking to exceed the returns of the benchmark.
    In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book-to-price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus. Using this information, we value and rank stocks based on our belief of expected performance relative to the asset class benchmark.

PORTFOLIO RETURNS
    As previously noted, Dreyfus LifeTime Portfolios began operations March 31, 1995. The fiscal year ended September 30, 1995. We are pleased to report the following results for that period of six calendar months.
    The Income Portfolio provided total returns in line with its benchmark. (See graph on a later page.) Investor Class shares of the Income Portfolio returned 8.08% for the reporting period, and Class R shares 8.24%.*
    The Growth and Income Portfolio and the Growth Portfolio both achieved strong total returns.
    The Growth and Income Portfolio's Investor Class and Class R shares achieved total returns of 14.32% and 14.48%, respectively; the Growth Portfolio's Investor Class and Class R shares achieved total returns of 18.56% and 18.72%, respectively.*
    The strong performance by these latter two Portfolios was generated by our asset allocation decisions and successful stock selection in the domestic equity component. Both Portfolios assumed their maximum stock positions in early May as long maturity bond rates fell below 7%. This decision enhanced returns, because stocks outperformed bonds over the subsequent months. The performance in domestic stocks was attributable to stock selection across the broad market sectors, rather than to superior performance of any particular sector of the portfolio such as technology.
    At present, the Growth and Income Portfolio and the Growth Portfolio remain at their maximum stock weights reflecting the relative attractiveness of stocks to bonds as indicated by our proprietary evaluation techniques.
    It is a pleasure to count you among the investors in Dreyfus LifeTime Portfolios. We look forward to a continuing and rewarding relationship.
                                Sincerely,

                                [Steven A. Falci signature logo]

                                Steven A. Falci
                                Portfolio Manager

October 18, 1995
New York, N.Y.


*Total return includes reinvestment of dividends and any capital gains paid.


DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio   SEPTEMBER 30, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR CLASS SHARES AND CLASS R SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-- INCOME PORTFOLIO WITH THE LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT / CORPORATE  BOND INDEX AND A CUSTOMIZED BLENDED INDEX

[SEE EXHIBIT A]

 *Source: Lehman Brothers
**Source: Lehman Brothers, Lipper Analytical Services, Inc., and The Wall Street Journal


ACTUAL AGGREGATE TOTAL RETURNS

             INVESTOR CLASS SHARES                                               CLASS R SHARES
-------------------------------------------------------      -------------------------------------------------------
From Inception (3/31/95) to September 30, 1995    8.08%      From Inception (3/31/95) to September 30, 1995    8.24%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor Class shares and Class R shares of the Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Lehman Brothers Intermediate Government/Corporate Bond Index on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.

The Income Portfolio allocates your money among domestic bonds and stocks and money market instruments. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses.
The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted index of bond market performance which does not take into account charges, fees and other expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") was selected because (1) government and corporate bonds represent the highest Baseline percentage of the Portfolio and (2) the fixed-income portion of the Portfolio is invested to represent the Lehman Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages:
Bonds--67.5%; Stocks--22.5%; and Treasury Bills--10%. The Customized Blended Index combines returns from the Lehman Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the 90-day Treasury
Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance.
None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this Report.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
                                                       SEPTEMBER 30,1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR CLASS SHARES AND CLASS R SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-- GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

[SEE EXHIBIT B]

 *Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan
   Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated


ACTUAL AGGREGATE TOTAL RETURNS

             INVESTOR CLASS SHARES                                                 CLASS R SHARES
---------------------------------------------------------     --------------------------------------------------------
From Inception (3/31/95) to September 30, 1995    14.32%      From Inception (3/31/95) to September 30, 1995    14.48%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor Class shares and Class R shares of the Growth and Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. Because the Portfolio has significant fixed-income holdings, though, it can underperform an equity-only index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages:
Domestic Large Company Stocks-36%; Domestic Small Company Stocks-9%; Foreign Stocks-5%; Domestic Bonds-45%; Foreign Bonds-5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index"), and is weighted to the aforementioned Baseline percentages.
The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of 16 European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this Report.


DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio   SEPTEMBER 30, 1995


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR CLASS SHARES AND CLASS R SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-- GROWTH PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

[SEE EXHIBIT C]

 *Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan
  Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated


ACTUAL AGGREGATE TOTAL RETURNS

             INVESTOR CLASS SHARES                                                CLASS R SHARES
--------------------------------------------------------    --------------------------------------------------------
From Inception (3/31/95) to September 30, 1995    18.56%    From Inception (3/31/95) to September 30, 1995    18.72%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor Class shares and Class R shares of the Growth Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") on that date as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. All dividends and capital gain distributions are reinvested.

The Growth Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The S&P 500 Index was selected because (1) domestic common stocks represent the highest Baseline percentage of the Portfolio's assets and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition.
We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks-54.4%; Domestic Small Company Stocks-13.6%; Foreign Stocks-12.0%; Domestic Bonds-17.0%; and Foreign Bonds-3.0%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged,$U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of 16 European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and Corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index Portfolio that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this Report.


DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF INVESTMENTS                                                                       SEPTEMBER 30, 1995

                                                                                       PRINCIPAL
BONDS AND NOTES--66.5%                                                                    AMOUNT            VALUE
                                                                                       ---------            -----
   U.S. GOVERNMENT SECURITIES:      U.S. Treasury Bonds:
                                        11 5/8%, 11/15/2004...................        $  600,000      $   820,969
                                    U.S. Treasury Notes:
                                        7 1/2%, 1/31/1997.....................         2,945,000        3,008,041
                                        5 5/8%, 1/31/1998.....................         3,000,000        2,982,189
                                        5 1/8%, 11/30/1998....................           250,000          244,141
                                        7 1/8%, 9/30/1999.....................         1,000,000        1,039,375
                                        8 3/4%, 8/15/2000.....................           700,000          779,078
                                        8%, 5/15/2001.........................         1,000,000        1,090,781
                                        7 1/2%, 11/15/2001....................           180,000          192,740
                                        7 1/2%, 2/15/2005.....................           600,000          653,156
                                                                                                      -----------
                                                                                                        9,989,501
                                                                                                      ===========
                                    TOTAL BONDS AND NOTES
                                        (cost $10,577,780)....................                        $10,810,470
                                                                                                      ===========

 SHORT-TERM INVESTMENTS--31.9%
          U.S. TREASURY BILLS:          5.38%, 10/5/1995......................            41,000      $    40,971
                                        5.33%, 10/12/1995.....................            40,000           39,931
                                        5.34%, 10/19/1995.....................           161,000          160,554
                                        5.40%, 11/2/1995......................            75,000           74,636
                                        5.41%, 11/16/1995..................(a)         2,448,000        2,431,035
                                        5.27%, 11/30/1995.....................            50,000           49,554
                                        5.30%, 12/7/1995......................         2,415,000        2,390,705
                                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS
    (cost $5,187,909).........................................................                        $ 5,187,386
                                                                                                      ===========
TOTAL INVESTMENTS
    (cost $15,765,689)........................................................             98.4%      $15,997,856
                                                                                          ======      ===========

CASH AND RECEIVABLES (NET)....................................................              1.6%      $   264,679
                                                                                          ======      ===========

NET ASSETS....................................................................            100.0%      $16,262,535
                                                                                          ======      ===========


NOTE TO STATEMENT OF INVESTMENTS;
(a) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

Financial Futures Purchased;                                 MARKET VALUE                              UNREALIZED
                                           NUMBER OF              COVERED                            APPRECIATION
                                           CONTRACTS         BY CONTRACTS          EXPIRATION          AT 9/30/95
                                           ---------         ------------          ----------        ------------
Standard & Poor's 500................             13           $3,823,300        December '95            $160,420
                                                                                                         ========

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF INVESTMENTS
                                                                                             SEPTEMBER 30, 1995
COMMON STOCKS--46.0%                                                                      SHARES            VALUE
                                                                                          ------            -----
         BASIC INDUSTRIES--2.5%     Cabot.....................................               200       $   10,625
                                    Champion International....................             1,400           75,425
                                    Dow Chemical..............................               700           52,150
                                    duPont (E.I.) de Nemours..................               300           20,625
                                    Eastman Chemical..........................             1,200           76,800
                                    Federal Paper Board.......................               400           15,350
                                    International Paper.......................             1,200           50,400
                                    Lyondell Petrochemical....................             1,000           25,875
                                    PPG Industries............................               500           23,250
                                    Temple-Inland.............................               300           15,975
                                    Union Carbide.............................             1,100           43,725
                                    Wellman...................................               700           17,150
                                    Weyerhaeuser..............................               600           27,375
                                                                                                     ------------
                                                                                                          454,725
                                                                                                     ------------
      CAPITAL SPENDING--10.1%       Advanced Micro Devices.................(a)               800           23,300
                                    Applied Materials......................(a)               300           30,675
                                    Arrow Electronics......................(a)               400           21,750
                                    Avnet.....................................               700           36,138
                                    Cabletron Systems......................(a)               800           52,700
                                    Case......................................               800           29,400
                                    Caterpillar...............................               500           28,438
                                    Ceridian...............................(a)             1,300           57,688
                                    cisco Systems..........................(a)               900           62,100
                                    Computer Associates International.........             1,350           57,038
                                    Cummins Engine............................               700           26,950
                                    Deere & Co................................               200           16,275
                                    Eaton.....................................             1,600           84,800
                                    General Electric..........................             2,400          153,000
                                    HBO & Co..................................               800           50,000
                                    Harnischfeger Industries..................               300           10,012
                                    HealthCare COMPARE.....................(a)             1,300           50,375
                                    Hewlett-Packard...........................               600           50,025
                                    Illinois Tool Works.......................               600           35,325
                                    Intel.....................................             1,300           78,162
                                    International Business Machines...........             1,500          141,563
                                    Lockheed Martin...........................             1,200           80,550
                                    Manpower..................................               400           11,600
                                    McDonnell Douglas.........................               400           33,100
                                    Microsoft..............................(a)               700           63,350
                                    Omnicom Group.............................               300           19,537
                                    Oracle.................................(a)             1,100           42,212
                                    Raytheon..................................             1,200          102,000
                                    Rockwell International....................             1,100           51,975
                                    Sun Microsystems.......................(a)               800           50,400
                                    TRW.......................................             1,100           81,812
                                    Teradyne...............................(a)               400           14,400
                                    Texas Instruments.........................             1,500          119,812
                                    3Com...................................(a)               600           27,300
                                                                                                     ------------
                                                                                                        1,793,762
                                                                                                     ------------
      CONSUMER CYCLICAL--5.9%       American Greetings, Cl. A.................               900      $    27,450
                                    Capital Cities/ABC........................               500           58,813
                                    Chrysler..................................             1,300           68,900
                                    Circuit City Stores.......................             2,300           72,738
                                    Eckerd.................................(a)               500           20,000
                                    Ford Motor................................             2,200           68,475
                                    General Motors............................               400           18,750
                                    Goodyear Tire & Rubber....................               600           23,625
                                    Harley-Davidson...........................               500           12,188
                                    King World Productions.................(a)               900           32,962
                                    Magna International, Cl. A................               400           18,050
                                    Mattel....................................               800           23,500
                                    McDonald's................................             1,600           61,200
                                    Mirage Resorts.........................(a)             1,200           39,450
                                    NIKE, Cl. B...............................               400           44,450
                                    New York Times, Cl. A.....................               800           21,900
                                    Philips Electronics, N.V..................             1,200           58,500
                                    Reynolds & Reynolds, Cl. A................               900           30,937
                                    Rite Aid..................................             1,600           44,800
                                    Safeway................................(a)             1,600           66,800
                                    Sears, Roebuck & Co.......................             2,200           81,125
                                    Tandy.....................................             1,400           85,050
                                    V.F.......................................               600           30,600
                                    Walgreen..................................             1,700           47,600
                                                                                                     ------------
                                                                                                        1,057,863
                                                                                                     ------------
       CONSUMER STAPLES--6.0%       Archer Daniels Midland....................             2,310           35,516
                                    CPC International.........................               900           59,400
                                    Coca-Cola.................................             2,700          186,300
                                    ConAgra...................................             1,500           59,438
                                    Eastman Kodak.............................               700           41,475
                                    Gillette..................................             1,700           80,963
                                    Heinz (H.J.)..............................               600           27,450
                                    IBP.......................................               700           37,363
                                    Johnson & Johnson.........................             2,300          170,487
                                    Newell....................................               900           22,275
                                    PepsiCo...................................             1,400           71,400
                                    Philip Morris Cos.........................             1,600          133,600
                                    Procter & Gamble..........................               600           46,200
                                    Sara Lee..................................             1,000           29,750
                                    Unilever, N.V. (New York Shares)..........               400           52,000
                                    Whitman...................................             1,200           24,750
                                                                                                     ------------
                                                                                                        1,078,367
                                                                                                     ------------
                 ENERGY--4.4%       Amoco.....................................             1,300           83,363
                                    Atlantic Richfield........................               400           42,950
                                    Coastal...................................               500           16,812
                                    Exxon.....................................             2,700          195,075
                                    Mobil.....................................             1,200          119,550
                                    Panhandle Eastern.........................             1,500           40,875
                                    Phillips Petroleum........................               800           26,000
                                    Royal Dutch Petroleum (New York Shares)...             1,300          159,575
                                    Smith International....................(a)             1,000           17,375
                                    Tidewater.................................             1,000           28,125
                                    Williams Cos..............................             1,500           58,500
                                                                                                     ------------
                                                                                                          788,200
                                                                                                     ------------
            HEALTH CARE--4.2%       Abbott Laboratories.......................             1,400           59,675
                                    Amgen..................................(a)             1,200           59,850
                                    Baxter International......................             1,700           69,913
                                    Becton, Dickinson & Co....................             1,000           62,875
                                    Boston Scientific......................(a)               500           21,312
                                    Bristol-Myers Squibb......................               600           43,725
                                    Columbia/HCA Healthcare...................             1,200           58,350
                                    Merck & Co................................             2,700          151,200
                                    Pfizer....................................             1,500           80,062
                                    Schering-Plough...........................             2,600          133,900
                                                                                                     ------------
                                                                                                          740,862
                                                                                                     ------------
     INTEREST SENSITIVE--6.0%       Allstate..................................             2,839          100,430
                                    American National Insurance...............               300           17,475
                                    Bank of New York..........................               500           23,250
                                    BankAmerica...............................             1,400           83,825
                                    Bear Stearns Cos..........................             1,700           36,550
                                    CIGNA.....................................               900           93,712
                                    Chemical Banking..........................             1,500           91,313
                                    Citicorp..................................             1,700          120,275
                                    Dean Witter, Discover & Co................             1,300           73,125
                                    EXEL Limited..............................             1,100           63,938
                                    First Chicago.............................               900           61,762
                                    First USA.................................             1,100           59,675
                                    Loews.....................................               200           29,100
                                    NationsBank...............................             1,800          121,050
                                    Providian.................................               100            4,150
                                    Signet Banking............................               900           23,625
                                    Standard Federal Bancorporation...........               400           15,600
                                    Travelers Group...........................               600           31,875
                                    USLIFE....................................               600           17,550
                                                                                                     ------------
                                                                                                        1,068,280
                                                                                                     ------------
        MINING AND METALS--.7%      ASARCO....................................             1,100           34,650
                                    Alcan Aluminium...........................               700           22,663
                                    Inland Steel Industries...................             1,000           22,750
                                    Phelps Dodge..............................               500           31,312
                                    Reynolds Metals...........................               300           17,325
                                                                                                     ------------
                                                                                                          128,700
                                                                                                     ------------
           TRANSPORTATION--.7%      AMR....................................(a)               200           14,425
                                    CSX.......................................               400           33,650
                                    Conrail...................................               500           34,375
                                    Delta Air Lines...........................               300           20,775
                                    Illinois Central, Ser. A..................               700           27,387
                                                                                                     ------------
                                                                                                          130,612
                                                                                                     ------------
              UTILITIES--5.5%       ALLTEL....................................               700           20,913
                                    Ameritech.................................             3,100          161,588
                                    BellSouth.................................             2,100          153,563
                                    Consolidated Edison.......................             2,200           66,825
                                    DQE.......................................             1,150           30,475
                                    Entergy...................................             2,900           75,762
                                    General Public Utilities..................             2,000           62,250
                                    MCI Communications........................             4,100          106,856
                                    NYNEX.....................................             1,300           62,075
                                    PECO Energy...............................             2,100           60,112
                                    SBC Communications........................             1,500           82,500
                                    Sprint....................................             2,400           84,000
                                    WorldCom...............................(a)               300            9,637
                                                                                                     ------------
                                                                                                          976,556
                                                                                                     ------------
                                    TOTAL COMMON STOCKS
                                        (cost $7,071,303)                                            $  8,217,927
                                                                                                     ============

                                                                                       PRINCIPAL
BONDS AND NOTES--32.1%                                                                    AMOUNT
                                                                                       ---------

   U.S. GOVERNMENT SECURITIES:      U.S. Treasury Bonds;
                                        11.63%, 11/15/2004....................        $  500,000     $    684,141
                                                                                                     ------------

                                    U.S. Treasury Notes:
                                        7.50%, 1/31/1997......................         1,715,000        1,751,711
                                        5.63%, 1/31/1998......................         1,350,000        1,341,985
                                        5.13%, 11/30/1998.....................           350,000          341,797
                                        7.13%, 9/30/1999......................           500,000          519,688
                                        8.75%, 8/15/2000......................           300,000          333,891
                                        8%, 5/15/2001.........................           300,000          327,234
                                        7.50%, 11/15/2001.....................           100,000          107,078
                                        5.75%, 8/15/2003......................           325,000          316,062
                                                                                                     ------------
                                                                                                        5,039,446
                                                                                                     ============

                                    TOTAL BONDS AND NOTES
                                        (cost $5,598,232).....................                       $  5,723,587
                                                                                                     ============

                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS--20.8%                                                             AMOUNT            VALUE
                                                                                       ---------            -----
          U.S. TREASURY BILLS:      5.34%, 10/5/1995.......................(b)       $    71,000      $    70,950
                                    5.33%, 10/12/1995......................(b)           209,000          208,638
                                    5.37%, 11/2/1995.......................(b)           180,000          179,127
                                    5.41%, 11/16/1995......................(b)           709,000          704,087
                                    5.25%, 12/7/1995.......................(b)         2,584,000        2,558,005
                                                                                                     ------------

                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $3,721,591)                                            $  3,720,807
                                                                                                     ============
TOTAL INVESTMENTS (cost $16,391,126)                                                       98.9%     $ 17,662,321
                                                                                          ======     ============
CASH AND RECEIVABLES (NET)                                                                  1.1%      $   188,069
                                                                                          ======     ============
NET ASSETS                                                                                100.0%     $ 17,850,390
                                                                                          ======     ============

NOTES TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

                                                                                                       UNREALIZED
                                                                  MARKET VALUE                      APPRECIATION/
                                                   NUMBER OF           COVERED                     (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                       CONTRACTS      BY CONTRACTS      EXPIRATION         AT 9/30/95
                                                   ---------      ------------      ----------     --------------
Deutsche Aktienindex......................                 1       $   150,112    December '95         $   (3,039)
Financial Times 100.......................                 2           272,618    December '95               (471)
Hang Seng.................................                 1            62,572    December '95             (1,054)
Nikkei 300................................                13           355,610    December '95                799
Russell 2000..............................                13         2,025,400    December '95             22,070
Standard & Poor's 500.....................                 2           588,200    December '95             16,355
                                                                                                       ----------
                                                                                                       $   34,660
                                                                                                       ==========

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF INVESTMENTS                                                                       SEPTEMBER 30, 1995

COMMON STOCKS--71.6%                                                                      SHARES            VALUE
                                                                                          ------            -----
       BASIC INDUSTRIES--4.1%       Cabot.....................................               400       $   21,250
                                    Champion International....................             2,600          140,075
                                    Dow Chemical..............................             1,400          104,300
                                    duPont (E.I.) de Nemours..................             2,000          137,500
                                    Eastman Chemical..........................             2,500          160,000
                                    Federal Paper Board.......................               800           30,700
                                    International Paper.......................             2,600          109,200
                                    Lyondell Petrochemical....................             2,000           51,750
                                    PPG Industries............................             1,000           46,500
                                    Temple-Inland.............................               600           31,950
                                    Union Carbide.............................             1,600           63,600
                                    Wellman...................................             1,100           26,950
                                    Weyerhaeuser..............................             1,200           54,750
                                                                                                     ------------
                                                                                                          978,525
                                                                                                     ------------
       CAPITAL SPENDING--15.5%      Advanced Micro Devices.................(a)             1,700           49,513
                                    Applied Materials......................(a)               600           61,350
                                    Arrow Electronics......................(a)               800           43,500
                                    Avnet.....................................             1,400           72,275
                                    Cabletron Systems......................(a)             1,700          111,988
                                    Case......................................             1,600           58,800
                                    Caterpillar...............................             1,100           62,563
                                    Ceridian...............................(a)             2,700          119,813
                                    cisco Systems..........................(a)             1,800          124,200
                                    Computer Associates International.........             2,850          120,412
                                    Cummins Engine............................             1,300           50,050
                                    Deere & Co................................               500           40,687
                                    Eaton.....................................             3,300          174,900
                                    General Electric..........................             4,600          293,250
                                    HBO & Co..................................             1,700          106,250
                                    Harnischfeger Industries..................               800           26,700
                                    HealthCare COMPARE.....................(a)             2,700          104,625
                                    Hewlett-Packard...........................             1,200          100,050
                                    Illinois Tool Works.......................             1,200           70,650
                                    Intel.....................................             2,700          162,337
                                    International Business Machines...........             3,200          302,000
                                    Lockheed Martin...........................             2,600          174,525
                                    Manpower..................................               900           26,100
                                    McDonnell Douglas.........................               900           74,475
                                    Microsoft..............................(a)             1,300          117,650
                                    Omnicom Group.............................               600           39,075
                                    Oracle.................................(a)             2,300           88,262
                                    Raytheon..................................             2,400          204,000
                                    Rockwell International....................             2,300          108,675
                                    Sun Microsystems.......................(a)             1,800          113,400
                                    TRW.......................................             2,200          163,625
                                    Teradyne...............................(a)             1,000           36,000
                                    Texas Instruments.........................             3,000          239,625
                                    3Com...................................(a)             1,400           63,700
                                                                                                     ------------
                                                                                                        3,705,025
                                                                                                     ------------
       CONSUMER CYCLICAL--9.3%      American Greetings, Cl. A.................             1,900      $    57,950
                                    Capital Cities/ABC........................             1,200          141,150
                                    Chrysler..................................             2,500          132,500
                                    Circuit City Stores.......................             4,800          151,800
                                    Eckerd.................................(a)               900           36,000
                                    Ford Motor................................             4,500          140,063
                                    General Motors............................               800           37,500
                                    Goodyear Tire & Rubber....................             1,300           51,188
                                    Harley-Davidson...........................             1,700           41,438
                                    King World Productions.................(a)             1,900           69,588
                                    Magna International, Cl. A................               900           40,612
                                    Mattel....................................             1,700           49,937
                                    McDonald's................................             3,400          130,050
                                    Mirage Resorts.........................(a)             2,400           78,900
                                    NIKE, Cl. B...............................               800           88,900
                                    New York Times, Cl. A.....................             1,700           46,537
                                    Philips Electronics, N.V..................             2,200          107,250
                                    Reynolds & Reynolds, Cl. A................             1,900           65,312
                                    Rite Aid..................................             3,200           89,600
                                    Safeway................................(a)             3,300          137,775
                                    Sears, Roebuck & Co.......................             4,600          169,625
                                    Tandy.....................................             3,000          182,250
                                    V.F.......................................             1,300           66,300
                                    Walgreen..................................             3,600          100,800
                                                                                                     ------------
                                                                                                        2,213,025
                                                                                                     ------------
        CONSUMER STAPLES--9.4%      Archer Daniels Midland....................             4,900           75,338
                                    CPC International.........................             1,900          125,400
                                    Coca-Cola.................................             5,600          386,400
                                    ConAgra...................................             3,000          118,875
                                    Eastman Kodak.............................             1,400           82,950
                                    Gillette..................................             3,600          171,450
                                    Heinz (H.J.)..............................             1,300           59,475
                                    IBP.......................................             1,500           80,062
                                    Johnson & Johnson.........................             4,800          355,800
                                    Newell....................................             2,000           49,500
                                    PepsiCo...................................             2,700          137,700
                                    Philip Morris Cos.........................             3,400          283,900
                                    Procter & Gamble..........................             1,200           92,400
                                    Sara Lee..................................             2,100           62,475
                                    Unilever, N.V. (New York Shares)..........               800          104,000
                                    Whitman...................................             2,400           49,500
                                                                                                     ------------
                                                                                                        2,235,225
                                                                                                     ------------

                  ENERGY--7.0%      Amoco.....................................             2,800          179,550
                                    Atlantic Richfield........................               900           96,638
                                    Coastal...................................               800           26,900
                                    Exxon.....................................             5,700          411,825
                                    Mobil.....................................             2,600          259,025
                                    Panhandle Eastern.........................             3,100           84,475
                                    Phillips Petroleum........................             1,700           55,250
                                    Royal Dutch Petroleum (New York Shares)...             2,700          331,425
                                    Smith International....................(a)             2,100           36,487
                                    Tidewater.................................             2,100           59,062
                                    Williams Cos..............................             3,000          117,000
                                                                                                     ------------
                                                                                                        1,657,637
                                                                                                     ------------

             HEALTH CARE--6.3%      Abbott Laboratories.......................             3,600          153,450
                                    Amgen..................................(a)             2,600          129,675
                                    Baxter International......................             3,400          139,825
                                    Becton, Dickinson & Co....................             1,800          113,175
                                    Boston Scientific......................(a)             1,100           46,888
                                    Bristol-Myers Squibb......................             1,200           87,450
                                    Columbia/HCA Healthcare...................             2,400          116,700
                                    Merck & Co................................             5,600          313,600
                                    Pfizer....................................             3,100          165,462
                                    Schering-Plough...........................             4,700          242,050
                                                                                                     ------------
                                                                                                        1,508,275
                                                                                                     ------------

      INTEREST SENSITIVE--9.3%      Allstate..................................             5,964          210,976
                                    American National Insurance...............               700           40,775
                                    Bank of New York..........................             1,000           46,500
                                    BankAmerica...............................             2,900          173,638
                                    Bear Stearns Cos..........................             3,500           75,250
                                    CIGNA.....................................             1,800          187,425
                                    Chemical Banking..........................             3,200          194,800
                                    Citicorp..................................             3,500          247,625
                                    Dean Witter, Discover & Co................             2,400          135,000
                                    EXEL Limited..............................             2,300          133,688
                                    First Chicago.............................             1,900          130,388
                                    First USA.................................             2,300          124,775
                                    Loews.....................................               300           43,650
                                    NationsBank...............................             3,800          255,550
                                    Providian.................................               300           12,450
                                    Signet Banking............................             1,800           47,250
                                    Standard Federal Bancorporation...........               900           35,100
                                    Travelers Group...........................             1,300           69,062
                                    USLIFE....................................             1,500           43,875
                                                                                                     ------------
                                                                                                        2,207,777
                                                                                                     ------------
         MINING & METALS--1.1%      ASARCO....................................             2,300           72,450
                                    Alcan Aluminium...........................             1,400           45,325
                                    Inland Steel Industries...................             2,200           50,050
                                    Phelps Dodge..............................             1,000           62,625
                                    Reynolds Metals...........................               600           34,650
                                                                                                     ------------
                                                                                                          265,100
                                                                                                     ------------
          TRANSPORTATION--1.1%      AMR....................................(a)               400     $     28,850
                                    CSX.......................................               900           75,712
                                    Conrail...................................             1,000           68,750
                                    Delta Air Lines...........................               600           41,550
                                    Illinois Central, Ser. A..................             1,400           54,775
                                                                                                     ------------
                                                                                                          269,637
                                                                                                     ------------
               UTILITIES--8.5%      ALLTEL....................................             1,400           41,825
                                    Ameritech.................................             6,500          338,813
                                    BellSouth.................................             4,400          321,750
                                    Consolidated Edison.......................             4,600          139,725
                                    DQE.......................................             2,350           62,275
                                    Entergy...................................             6,100          159,363
                                    General Public Utilities..................             4,100          127,613
                                    MCI Communications........................             8,700          226,743
                                    NYNEX.....................................             2,400          114,600
                                    PECO Energy...............................             4,400          125,950
                                    SBC Communications........................             3,200          176,000
                                    Sprint....................................             5,000          175,000
                                    WorldCom...............................(a)               700           22,487
                                                                                                     ------------
                                                                                                        2,032,144
                                                                                                     ------------
                                    TOTAL COMMON STOCKS
                                        (cost $14,751,836)....................                       $ 17,072,370
                                                                                                     ============


                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS--28.2%                                                             AMOUNT            VALUE
                                                                                       ---------            -----
          U.S. TREASURY BILLS:      5.34%, 10/5/1995.......................(b)       $   191,000      $   190,864
                                    5.36%, 10/19/1995......................(b)           114,000          113,684
                                    5.40%, 10/26/1995......................(b)           105,000          104,613
                                    5.37%, 11/2/1995.......................(b)         1,803,000        1,794,255
                                    5.16%, 11/9/1995.......................(b)           121,000          120,289
                                    5.32%, 11/16/1995......................(b)         1,196,000        1,187,712
                                    5.28%, 12/7/1995.......................(b)         3,237,000        3,204,436
                                                                                                      -----------
                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $6,716,972).....................                        $ 6,715,853
                                                                                                      ===========
TOTAL INVESTMENTS (cost $21,468,808)..........................................             99.8%      $23,788,223
                                                                                          ======      ===========
CASH AND RECEIVABLES (NET)....................................................               .2%      $    48,781
                                                                                          ======      ===========
NET ASSETS....................................................................            100.0%      $23,837,004
                                                                                          ======      ===========

NOTES TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

                                                                                                       UNREALIZED
                                                                  MARKET VALUE                      APPRECIATION/
                                                   NUMBER OF           COVERED                     (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                       CONTRACTS      BY CONTRACTS      EXPIRATION         AT 9/30/95
                                                   ---------      ------------      ----------     --------------
CAC 40 Index..............................                 2        $  141,110    December '95            $(9,396)
Deutsche Aktienindex......................                 2           300,223    December '95             (6,078)
Financial Times 100.......................                 4           545,790    December '95                360
Hang Seng.................................                 3           187,716    December '95             (3,208)
Nikkei 300................................                38         1,034,983    December '95             (2,533)
Russell 2000..............................                27         4,206,600    December '95             42,830
                                                                                                          -------
                                                                                                          $21,975
                                                                                                          =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            SEPTEMBER 30, 1995

                                                                  INCOME         GROWTH AND INCOME         GR0WTH
                                                               PORTFOLIO                 PORTFOLIO      PORTFOLIO
                                                               ---------         -----------------      ---------
ASSETS:
    Investments in securities, at value
        [cost--Note 4(b)]--see statement..............       $15,997,856               $17,662,321    $23,788,223
    Cash..............................................            82,413                     8,380         30,078
    Dividends and interest receivable.................           181,653                   114,194         33,066
    Receivable for futures variation margin...........                --                     6,508         19,590
    Prepaid expenses--Note 2(g).......................            57,859                    95,341         59,599
                                                             -----------               -----------    -----------
                                                              16,319,781                17,886,744     23,930,556
                                                             -----------               -----------    -----------
LIABILITIES:
    Due to The Dreyfus Corporation....................            10,683                     6,439         11,489
    Due to Distributor................................             1,662                     1,757          2,429
    Payable for investment securities purchased.......                --                     9,612         19,748
    Payable for futures variation margin..............             6,500                        --             --
    Accrued expenses and other liabilities............            38,401                    18,546         59,886
                                                             -----------               -----------    -----------
                                                                  57,246                    36,354         93,552
                                                             -----------               -----------    -----------
NET ASSETS............................................       $16,262,535               $17,850,390    $23,837,004
                                                             ===========               ===========    ===========
REPRESENTED BY:
    Paid-in capital...................................       $15,041,856               $15,666,553    $20,103,205
    Accumulated undistributed investment income-net...           474,272                   332,653        318,027
    Accumulated undistributed net realized gain
        on investments................................           353,820                   545,329      1,074,382
    Accumulated net unrealized appreciation on
        investments and foreign currency
        transactions [including $160,420, $34,660
        and $21,975 net unrealized appreciation on
        financial futures for the Income Portfolio,
        Growth and Income Portfolio and Growth
        Portfolio, respectively]--Note 4(b)...........           392,587                 1,305,855      2,341,390
                                                             -----------               -----------    -----------
NET ASSETS at value...................................       $16,262,535               $17,850,390    $23,837,004
                                                             ===========               ===========    ===========
Shares of Common Stock outstanding:
    Class R Shares
        (50 million shares of $.001 par value
        shares authorized)............................           601,975                   646,297        801,860
                                                             ===========               ===========    ===========
    Investor Class Shares
        (50 million shares of $.001 par value
        shares authorized)............................           601,320                   601,948        805,586
                                                             ===========               ===========    ===========
NET ASSET VALUE per share:
    Class R Shares
        ($8,140,844 / 601,975 shares).................            $13.52
                                                                  ======
        ($9,247,876 / 646,297 shares).................                                      $14.31
                                                                                            ======
        ($11,898,401 / 801,860 shares)................                                                     $14.84
                                                                                                           ======
    Investor Class Shares
        ($8,121,691 / 601,320 shares).................            $13.51
                                                                  ======
        ($8,602,514 / 601,948 shares).................                                      $14.29
                                                                                            ======
        ($11,938,603 / 805,586 shares)................                                                     $14.82
                                                                                                           ======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF OPERATIONS
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995

                                                                  INCOME         GROWTH AND INCOME         GR0WTH
                                                               PORTFOLIO                 PORTFOLIO      PORTFOLIO
                                                               ---------         -----------------      ---------
INVESTMENT INCOME:
    INCOME:
        Interest......................................       $   531,783               $   314,676    $   231,188
        Cash dividends (net of $1,565 and $2,987
            foreign taxes withheld at source for
            the Growth and Income Portfolio and
            the Growth Portfolio, respectively).......                --                    90,530        184,266
                                                             -----------               -----------    -----------
                TOTAL INCOME .........................           531,783                   405,206        415,454
                                                             -----------               -----------    -----------
    EXPENSES--Note 2(d):
        Management fee--Note 3(a).....................       $    47,599               $    61,635    $    82,882
        Legal fees....................................            12,908                    13,195         16,735
        Distribution fees
            (Investor Class shares)--Note 3(b)........             9,913                    10,185         13,812
        Organization expenses--Note 2(g)..............             7,641                     8,968          7,642
        Registration fees.............................             5,187                     8,545          7,306
        Auditing fees.................................             4,083                     4,083          4,333
        Director's fees and expenses--Note 3(c).......             3,400                     3,252          4,022
        Shareholder servicing costs...................             3,049                     4,804          4,056
        Shareholders' reports.........................             2,667                     2,871          2,871
        Custodian fees................................             1,405                     8,061          9,385
        Miscellaneous.................................               816                       829            829
                                                             -----------               -----------    -----------
                                                                  98,668                   126,428        153,873
        Less--reduction in management fee due to
            undertakings--Note 3(a)...................            41,157                    53,875         56,446
                                                             -----------               -----------    -----------
                TOTAL EXPENSES........................            57,511                    72,553         97,427
                                                             -----------               -----------    -----------
                INVESTMENT INCOME--NET................           474,272                   332,653        318,027
                                                             -----------               -----------    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 4(a).......        $    5,000               $   197,726    $   396,526
    Net realized gain on financial futures
        (including foreign currency
        transactions)--Note 4(a);
    Long Transactions.................................           348,820                   347,603        677,856
                                                             -----------               -----------    -----------
    NET REALIZED GAIN.................................           353,820                   545,329      1,074,382
                                                             -----------               -----------    -----------
    Net unrealized appreciation on investments
        (including foreign currency transactions)
        (including $160,420, $34,660 and $21,975
        net unrealized appreciation on financial
        futures for the Income Portfolio, the Growth
        and Income Portfolio and the Growth
        Portfolio, respectively)......................           392,587                 1,305,855      2,341,390
                                                             -----------               -----------    -----------
            NET REALIZED AND UNREALIZED
                GAIN ON INVESTMENTS...................           746,407                 1,851,184      3,415,772
                                                             -----------               -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..       $ 1,220,679               $ 2,183,837    $ 3,733,799
                                                             ===========               ===========    ===========

See notes to financial statements.


DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                                  INCOME
                                                                                               PORTFOLIO
                                                                                               ---------
OPERATIONS:
    Investment income--net..............................................                     $   474,272
    Net realized gain on investments....................................                         353,820
    Net unrealized appreciation on investments for the period...........                         392,587
                                                                                             -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                       1,220,679
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                       7,508,845
        Investor Class shares...........................................                       7,504,669
    Cost of shares redeemed;
        Investor Class shares...........................................                          (4,658)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      15,008,856
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      16,229,535
                                                                                             ===========
NET ASSETS:
    Beginning of period--Note 1.........................................                          33,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
        $474,272 on September 30, 1995).................................                     $16,262,535
                                                                                             ===========



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              600,655              600,353
    Shares redeemed.....................................................                   --                 (353)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              600,655              600,000
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                       GROWTH AND INCOME
                                                                                               PORTFOLIO
                                                                                       -----------------
OPERATIONS:
    Investment income--net..............................................                     $   332,653
    Net realized gain on investments....................................                         545,329
    Net unrealized appreciation on investments for the period...........                       1,305,855
                                                                                             -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                       2,183,837
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                       8,144,735
        Investor Class shares...........................................                       7,509,353
    Cost of shares redeemed:
        Class R shares..................................................                         (20,620)
        Investor Class shares...........................................                            (915)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      15,632,553
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      17,816,390
NET ASSETS:
    Beginning of period--Note 1.........................................                          34,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
    $332,653 on September 30, 1995).....................................                     $17,850,390
                                                                                             ===========



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              646,375              600,654
    Shares redeemed.....................................................               (1,438)                 (66)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              644,937              600,588
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                                  GROWTH
                                                                                               PORTFOLIO
                                                                                               ---------
OPERATIONS:
    Investment income--net..............................................                     $   318,027
    Net realized gain on investments....................................                       1,074,382
    Net unrealized appreciation on investments for the period...........                       2,341,390
                                                                                             -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                       3,733,799
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                      10,007,843
        Investor Class shares...........................................                      10,067,618
    Cost of shares redeemed;
        Investor Class shares...........................................                          (5,256)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      20,070,205
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      23,804,004
NET ASSETS:
    Beginning of period--Note 1.........................................                          33,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
        $318,027 on September 30, 1995).................................                     $23,837,004
                                                                                             -----------



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              800,540              804,636
    Shares redeemed.....................................................                   --                 (370)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              800,540              804,266
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each series for the period March 31, 1995 (commencement of operations) to September 30, 1995. This information has been derived from the Portfolios' financial statements.

                                                                                        INCOME PORTFOLIO
                                                                           ---------------------------------------
                                                                           CLASS R SHARES    INVESTOR CLASS SHARES
                                                                           --------------    ---------------------
PER SHARE DATA:

    Net asset value, beginning of period................................           $12.50                   $12.50
                                                                                   ------                   ------

    INVESTMENT OPERATIONS:

    Investment income--net..............................................              .40                      .39

    Net realized and unrealized gain on investments.....................              .62                      .62
                                                                                   ------                   ------
        TOTAL FROM INVESTMENT OPERATIONS................................             1.02                     1.01
                                                                                   ------                   ------

    Net asset value, end of period......................................           $13.52                   $13.51
                                                                                   ======                   ======

TOTAL INVESTMENT RETURN*................................................             8.24%                    8.08%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of operating expenses to average net assets*..................              .30%                     .43%

    Ratio of net investment income to average net assets*...............             3.08%                    2.95%

    Decrease reflected in above expense ratios due to undertaking
        by the Manager*.................................................              .26%                     .26%

    Portfolio Turnover Rate*............................................             5.66%                    5.66%
    Net Assets, end of period (000's Omitted)...........................           $8,141                   $8,122

-----------------
* Not annualized.

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each series for the period March 31, 1995 (commencement of operations) to September 30, 1995. This information has been derived from the Portfolios' financial statements.

                                                                                  GROWTH AND INCOME PORTFOLIO
                                                                           ---------------------------------------
                                                                           CLASS R SHARES    INVESTOR CLASS SHARES
                                                                           --------------    ---------------------
PER SHARE DATA:

    Net asset value, beginning of period................................           $12.50                   $12.50
                                                                                   ------                   ------

    INVESTMENT OPERATIONS:

    Investment income--net..............................................              .27                      .27
    Net realized and unrealized gain on investments.....................             1.54                     1.52
                                                                                   ------                   ------
        TOTAL FROM INVESTMENT OPERATIONS................................             1.81                     1.79
                                                                                   ------                   ------

    Net asset value, end of period......................................           $14.31                   $14.29
                                                                                   ======                   ======


TOTAL INVESTMENT RETURN*................................................            14.48%                   14.32%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of operating expenses to average net assets*..................              .38%                    .51%

    Ratio of net investment income to average net assets*...............             2.10%                   1.98%

    Decrease reflected in above expense ratios due to undertaking
        by the Manager*.................................................              .33%                    .33%

    Portfolio Turnover Rate*............................................            33.55%                  33.55%
    Net Assets, end of period (000's Omitted)...........................           $9,248                  $8,602

-----------------
* Not annualized.

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each series for the period March 31, 1995 (commencement of operations) to September 30, 1995. This information has been derived from the Portfolios' financial statements.

                                                                                        GROWTH PORTFOLIO
                                                                           ---------------------------------------
                                                                           CLASS R SHARES    INVESTOR CLASS SHARES
                                                                           --------------    ---------------------
PER SHARE DATA:

    Net asset value, beginning of period................................           $12.50                   $12.50
                                                                                   ------                   ------

    INVESTMENT OPERATIONS:

    Investment income--net..............................................              .21                      .19

    Net realized and unrealized gain on investments.....................             2.13                     2.13
                                                                                   ------                   ------
        TOTAL FROM INVESTMENT OPERATIONS................................             2.34                     2.32
                                                                                   ------                   ------

    Net asset value, end of period......................................           $14.84                   $14.82
                                                                                   ======                   ------

TOTAL INVESTMENT RETURN*................................................            18.72%                   18.56%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of operating expenses to average net assets*..................              .38%                    .51%

    Ratio of net investment income to average net assets*...............             1.51%                   1.39%

    Decrease reflected in above expense ratios due to undertaking
        by the Manager*.................................................              .26%                    .26%

    Portfolio Turnover Rate*............................................            52.86%                  52.86%
    Net Assets, end of period (000's Omitted)...........................          $11,898                 $11,939

---------------
* Not annualized.

See notes to financial statements.


DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund"), formerly Dreyfus Retirement Portfolios, Inc., was incorporated on July 15, 1993 and operates as a series company currently offering three portfolios: the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. The Fund had no operations until March 31, 1995 (when operations commenced for all Portfolios) other than matters relating to its organization and registration as a diversified open-end management investment company under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 and the sale and issuance of 2,640 shares of Common Stock ("Initial Shares") of the Income Portfolio and the Growth Portfolio, and 2,720 shares of Common Stock of the Growth and Income Portfolio to MBC Investments Corporation. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Mellon Equity Associates ("Mellon Equity") serves as each Portfolios' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    As of September 30, 1995, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, which in turn is a subsidiary of Mellon Bank, held the following shares:

    Income Portfolio             1,200,000   Growth Portfolio  1,600,000
    Growth and Income Portfolio  1,200,000

    Each Portfolio offers both Investor Class shares and Class R shares. Investor Class shares are offered to any investor and Class R shares are offered only to institutional investors. Other differences between the two classes include the services offered to and the expenses borne by each class.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Each Portfolios' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, and currency gains and losses realized on securities transactions. the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain and loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
    (G) OTHER: Organization expenses paid by the Portfolio are included in prepaid expenses and are being amortized to operations from the date operations commenced over the period during which it is expected that a benefit will be realized, not to exceed five years. At September 30, 1995, the unamortized balance of such expenses of each of the respective Portfolio's amounted to the following:

    Income Portfolio             $57,858      Growth Portfolio   $57,858
    Growth and Income Portfolio   67,900

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
NOTE 3--MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed on the average daily value of each Portfolio's net assets and is payable monthly at the following annual rates: 60 of 1% of the Income Portfolio, and 75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Agreement provides that if in any full fiscal year the aggregate expenses of any Portfolio, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, that Portfolio may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to each Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of that Portfolio's net assets in accordance with California "blue sky" regulations. The Manager has undertaken with respect to the Income Portfolio from March 31, 1995 through December 31, 1995, or until such time as the net assets of the Portfolio exceed $500 million, regardless of whether they remain at that level, to reduce to the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolios' aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of 60 of 1% of the average daily value of the Portfolios' net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from March 31, 1995 through December 31, 1995, or until such time as the net assets of the Portfolios' exceed $500 million, regardless of whether they remain at that level, to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of 75 of 1% of the average daily value of the Portfolio's net assets.
    The expense reimbursements, pursuant to the undertakings amounted to the following for the period ended September 30, 1995:

    Income Portfolio            $41,157      Growth Portfolio    $56,446
    Growth and Income Portfolio  53,875

    The undertakings may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:
                                   Annual Fee as a Percentage of
Total Fund Net Assets         Average Daily Net Assets of each Portfolio
---------------------         ------------------------------------------
0 to $600 million.                          .35 of 1%
$600 up to $1.2 billion                     .25 of 1%
$1.2 up to $1.8 billion                     .20 of 1%
In excess of $1.8 billion                   .15 of 1%

    (B) Under the Service Plan (the "Plan") with respect to the Investor Class shares only, adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing each Portfolio's Investor Class shares and servicing Investor Class shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to each Portfolio's Investor Class shares and for Servicing, at an aggregate annual rate of
 .25 of 1% of the value of each Portfolio's average daily net assets of Investor Class shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of Investor Class shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for each Portfolio to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of each Portfolio's average daily net assets of Investor Class shares for any full fiscal year.
    During the period ended September 30, 1995, the following was charged to each Portfolio pursuant to the Plan:

    Income Portfolio            $ 9,913      Growth Portfolio    $13,812
    Growth and Income Portfolio  10,185

    Effective October 1, 1995, the Plan has been terminated.
    Effective October 2, 1995, the Fund has adopted a Shareholder Services Plan. Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor Class shares only for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, for the period ended September 30, 1995:

                                          PURCHASES         SALES
                                        -----------    ----------
    Income Portfolio.................   $11,067,283    $  511,484
    Growth and Income Portfolio......    16,235,527     3,771,966
    Growth Portfolio.................    21,542,148     7,187,600

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1995 and their related unrealized market appreciation (depreciation) are set forth in the Statements of Financial Futures.
    (B) The following summarizes accumulated net unrealized appreciation on investments for each Portfolio at September 30, 1995:

                                       Gross           Gross
                                Appreciation  (Depreciation)         Net
                                ------------  --------------  ----------
  Income Portfolio.............   $  393,804     $   (1,217)  $  392,587
  Growth and Income Portfolio..    1,367,745        (61,890)   1,305,855
  Growth Portfolio.............    2,495,195       (153,805)   2,341,390

  At September 30, 1995, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for Portfolio series for financial reporting purposes as of September 30, 1995 was as follows:

  Income Portfolio            $15,765,689  Growth Portfolio  $21,468,808
  Growth and Income Portfolio  16,391,126


Dreyfus LifeTime Portfolios, Inc.
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus LifeTime Portfolios, Inc.

    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the Dreyfus LifeTime Portfolios, Inc. at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the period from March 31, 1995 to September 30, 1995, in conformity with generally accepted accounting principles.

[Ernst & Young LLP signature logo]

New York, New York
November 8, 1995


[DREYFUS LION "d" LOGO]

Dreyfus LifeTime
Portfolios, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940

Further information is contained
in the Prospectus, which must
precede or accompany this report.

Printed in U.S.A.               DRP/AR959

[DREYFUS logo]

LifeTime
Portfolios, Inc.
Annual Report

September 30, 1995